Exhibit 10.2

                            WRITTEN CONSENT TO ACTION
                                       OF
                              Le@P Technology, Inc.
                              In lieu of a Meeting

      By unanimous consent of the Le@P Technology, Inc. Board of Directors, the maturity date for the following note (attached hereto) is hereby extended to January 15, 2005:

               Original note amount:      $1,755,710.65

               Date of note:              November 5, 2002

               Original due date:         January 15, 2004

               New due date:              January 15, 2005

A copy of this Written Consent shall be placed in the corporate minute book of the Corporation.

DATED AS OF: May 6, 2003


                                                /s/ Jose B. Valle
                                                ----------------------------
                                                Jose B. Valle


                                                /s/Laurence B. Brody, D.D.S.
                                                ----------------------------
                                                Laurence B. Brody, D.D.S.


                                                /s/ Robert G. Tancredi, M.D.
                                                ----------------------------
                                                Robert G. Tancredi, M.D.


                                                /s/ M. Lee Pearce, M.D.
                                                -----------------------
                                                M. Lee Pearce, M.D.


                                                /s/ Timothy C. Lincoln
                                                ----------------------------
                                                Timothy C. Lincoln